UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2014

YOUR INTERNET DEFENDER INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-176581	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 E. Sunrise Highway, Suite 202 Valley Stream, NY 11581
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (863) 669-3724

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 12, 2014, Your Internet Defender Inc. (the “Company”) completed the acquisition (the “Transaction”) of Corindus, Inc., a Delaware corporation (“Corindus”) and its wholly owned subsidiary, Corindus Security Corporation, a Delaware corporation (“Corindus Security Corporation”) pursuant to the previously announced Securities Exchange and Acquisition Agreement (the "Acquisition Agreement"), dated August 5, 2014, by and between the Company and Corindus.

Pursuant to the terms and conditions of the Acquisition Agreement, effective upon the closing of the Transaction (the “Closing”) (i) all outstanding shares of common stock of Corindus, $0.01 par value per share (the "Corindus Common Stock"), were exchanged for shares of the Company's common stock, $0.0001 par value per share (the "Company Common Stock") and (ii) all outstanding options and warrants to purchase Corindus Common Stock were exchanged or replaced with options and warrants to acquire shares of Company Common Stock. Immediately prior to the consummation of the Transaction, the issued and outstanding shares of Corindus preferred stock were converted into Corindus Common Stock. Under the terms of the Acquisition Agreement, at the Closing, the Company acquired Corindus Security Corporation pursuant to an Interest Transfer Agreement between the Company and Corindus. At the Closing, Corindus and Corindus Security Corporation became wholly owned subsidiaries of the Company.

The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 6, 2014.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the Transaction described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by this Item, with respect to the Transaction described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") may contain "forward-looking" statements or statements which arguably imply or suggest certain things about our future. Statements which express that we "believe," "anticipate," "expect," or "plan to," and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak as of the date hereof, and we do not undertake any obligation to update or revise any forward looking statements, except as expressly required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2014	YOUR INTERNET DEFENDER INC.

	By:	/s/ David M. Handler
David M. Handler
Chief Executive Officer

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